UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2007

                             Element 21 Golf Company
         ---------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

          Delaware                     000-15260                88-0218411
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)




            200 Queens Quay East, Unit #1                     M5A 4K9
              Toronto, Ontario, Canada,
--------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code       800-710-2021
                                                      --------------------------



                                 Not Applicable
          (Former name or former address, if changed since last report)
          -------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 31, 2006, Jim Morin resigned from his position as a director on the Board of Directors of Element 21 Golf Company (the "Company"). On January 9, 2007, the Board of Directors of the Company elected Serguei Bedziouk as a director of the Company.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press release dated January 9, 2007

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 9, 2007                  ELEMENT 21 GOLF COMPANY




                                        By: /s/ NATALIYA HEARN
                                            ---------------------------------
                                            Name:  Nataliya Hearn
                                            Title: President